TAMARACK FUNDS

Tamarack Enterprise Fund

Tamarack Enterprise Small Cap Fund

Supplement dated September 30, 2004

to the Class I Prospectus dated September 30, 2004
and the Statement of Additional Information
dated April 16, 2004, as revised September 30, 2004

Class I shares of Tamarack Enterprise Small Cap Fund are not currently available.